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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)     November 6, 1997
                                                      ----------------------

                                  Kevco, Inc.
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            (Exact name of registrant as specified in its charter)


                    Texas                000-21621           75-2666013
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        (State or other jurisdiction    (Commission         (IRS Employer
             of incorporation)          File Number)      Identification No.)


         1300 S. University Drive, Suite 200, Fort Worth, Texas 76107
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           (Address of principal executive offices)           (Zip Code)


 Registrant's telephone number, including area code       (817) 332-2758
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     On November 6, 1997, Kevco, Inc., a Texas corporation (the "Company"), gave the following notice by press release, which notice is being filed herewith in accordance with Rule 135c of the Securities Act of 1933, as amended:

     FORT WORTH, Texas (Nov. 6, 1997) -- Kevco, Inc. (Nasdaq/NM:KVCO) announced today that it plans to issue up to $100 million aggregate principal amount of senior subordinated Notes due 2007. The private placement is expected to be completed in the next 30 days.

          Kevco intends to use the net proceeds from the offering to finance a portion of the consideration involved in the previously announced agreement to acquire Shelter Components Corporation (AMEX:SST). The private placement will be made by means of an offering memorandum within the United States only to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) and outside the United States to certain persons in reliance upon Regulation S under the Securities Act.

          The Notes will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

          Kevco, headquartered in Fort Worth, Texas, is a leading wholesale distributor and manufacturer of building products to the manufactured housing and recreational vehicle industries.

          This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes.

          Certain statements contained herein which are not historical facts are forward-looking statements that involve risks and uncertainties, including, but not limited to, the impact of competitors' pricing, product quality and related features; the cyclical nature and seasonality of the manufactured housing and RV markets; the dependence of the Company on its principal customers and key suppliers; and other risks detailed in the Company's Form 10-K and 10-Q filings with the Securities and Exchange Commission, including those set forth in the Prospectus relating to the Company's initial public offering.

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ITEM 7.   EXHIBITS.

Exhibit Nos.
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2.1  Agreement and Plan of Merger, dated as of October 21, 1997, between Kevco,
     Inc., SCC Acquisition Corp., and Shelter Components Corporation.(1)

4.1  Articles of Incorporation of Kevco, Inc., as amended.(2)

4.2  Bylaws of Kevco, Inc.(2)

4.3 Form of certificate evidencing ownership of the Common Stock of Kevco, Inc.(2)

____________________
(1)  Previously filed as an exhibit to the Company's Tender Offer Statement on
     Schedule 14d-1 filed October 28, 1997, and incorporated herein by reference.

(2) Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (No. 333-11173) and incorporated herein by reference.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Kevco, Inc.



Date: November 6, 1997                   By:/s/ Jerry E. Kimmel
                                            ------------------------------------
                                                Jerry E. Kimmel
                                                Chairman of The Board,
                                                President and
                                                Chief Executive Officer

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